                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Peck and Thomas D. Henrion, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign (i) any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), (ii) any other Registration Statement, and all amendments thereto, relating to a class or classes of the Cooperative's securities to which the Power of Attorney is filed as an exhibit, and (iii) the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1997, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


Name                                Title                      Date
----                                -----                      ----
 /s/ William E. Allen               Director,                  12/9/97
--------------------------          Secretary
William E. Allen


 /s/ Anthony Basile                 Director                   12/9/97
--------------------------
Anthony Basile


 /s/ James G. Cocolin               Director                   12/10/97
--------------------------
James G. Cocolin


 /s/ Lois G. Foust                  Director                   12/10/97
--------------------------
Lois G. Foust


 /s/ Thomas D. Henrion              Director,                  12/10/97
--------------------------          President,
Thomas D. Henrion                   Chief Executive
                                    Officer

 /s/ Edward J. Henriquez, Jr.       Director                            12/9/97
------------------------------
Edward J. Henriquez, Jr.



 /s/ William V. Holden              Vice President,                     12/9/97
------------------------------      Chief Financial Officer
William V. Holden                   (Principal Accounting Officer)
                                    (Principal Financial Officer)


 /s/ Paul A. Houston                Director                            12/9/97
------------------------------
Paul A. Houston


 /s/Grover G. Moss                  Director                            12/9/97
------------------------------
Grover G. Moss


 /s/ David G. Neal                  Director,                           12/9/97
------------------------------      Vice Chairman,
David G. Neal                       Treasurer

 /s/ James D. Olson                 Director                            12/10/97
------------------------------
James D. Olson


 /s/ Robert P. Peck                 Director,                           12/10/97
------------------------------      Chairman
Robert P. Peck


 /s/ Darlene L. Pfeiffer            Director                            12/9/97
------------------------------
Darlene L. Pfeiffer


 /s/ Edward W. Rhawn                Director                            12/9/97
------------------------------
Edward W. Rhawn


 /s/ Jack M. Richards               Director                            12/9/97
------------------------------
Jack M. Richards


 /s/ Dean M. Sorgdrager             Director                            12/9/97
------------------------------
Dean M. Sorgdrager


 /s/ Calvin G. White                Director                            12/10/97
------------------------------
Calvin G. White


 /s/ Ronald J. Young                Director                            12/9/97
------------------------------
Ronald J. Young